CERTIFICATION UNDER 18 U.S.C. SECTION 1350,
                          AS ADOPTED IN ACCORDANCE WITH
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certification is being made to accompany the Registrant's Quarterly Report on Form 10-QSB for the period ended June 30, 2005:

            In connection with the Quarterly Report of Premier Alliance Group, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark S. Elliott, Acting Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 15, 2005         /s/ Mark S. Elliott
                              -----------------------------------
                              Name: Mark S. Elliott
                              Title: President (acting Chief Executive
                              Officer and acting Chief Financial Officer)